Exhibit 99.1
Appendix 4C
Quarter Ended 31 March 2011
San Diego, California and Sydney, Australia (Friday 29 April 2011, AEST) – REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to provide its Appendix 4C Quarterly Report for the quarter ended 31 March 2011. The Appendix 4C is attached; it is unaudited.
The Company’s cash balance as of 31 March 2011 was US$77,734,000, which reflects a decrease of US$4,013,000 from the 31 December 2010 quarter end balance of US$81,747,000.
This decrease primarily resulted from expenditures related to normal operating activities, capital equipment purchases of $187,000, and $432,000 in final costs related to the Company’s initial public offering that was completed as of 23 December 2010. Offsetting the expenditures during the quarter, the Company received US$282,000 in non-recurring U.S. federal government grant funds.
About REVA
REVA is a development stage medical device company incorporated in Delaware, USA, that is focused on the development and eventual commercialisation of its proprietary, bioresorbable stent products. REVA’s lead product, the ReZolve™ stent, combines REVA’s proprietary stent design with a proprietary polymer that is metabolised and cleared from the body. The ReZolve™ stent is designed to offer full x-ray visibility, clinically relevant sizing and a controlled and safe resorption rate. In addition, by early encapsulation of the stent in the artery tissue coupled with the loss of stent structure over time, the ReZolve™ stent may reduce the incidence of late forming blood clots, or thrombosis, a rare but serious problem associated with drug-eluting metal stents currently on the market. REVA is in the process of finalising the design of its ReZolve™ stent and intends to initiate a pilot human clinical trial in the second quarter of 2011. REVA will require regulatory approval before it can begin selling the ReZolve™ stent.
Forward-Looking Statements
This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to regulatory submissions and approvals such; our expectations with respect to our clinical trials, including enrolment in or completion of our clinical trials; our expectations with respect to the integrity or capabilities of our intellectual property position; our
HEAD OFFICE: 5751 Copley Drive, Suite B, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com
AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777
REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

REVA Medical, Inc. – ASX Announcement	Page 2
ability to commercialize our existing products; our ability to develop and commercialize new products; and our estimates regarding our capital requirements and financial performance, including profitability. Management believes that these forward-looking statements are reasonable as and when made. You should not place undue reliance on forward-looking statements because they speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. REVA may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, described in “Risk Factors” in our Registration Statement on Form S-1 declared effective by the United States Securities and Exchange Commission (the “SEC”) on November 15, 2010. We may update our risk factors from time to time in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K or other Periodic Reports or current reports filed with the SEC.

Investor Enquiries:	Media Enquiries:

United States:	Cannings Corporate Communications
Cheryl Liberatore	Michael Mullane
REVA Medical, Inc.	+ 61 414 590 296
Director, Corporate Development
+1 858 966-3045

Australia:
David Allen or Alan Taylor
Inteq Limited
+61 2 9231 3322
HEAD OFFICE: 5751 Copley Drive, Suite B, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com
AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777
REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

Rule 4.7B
Appendix 4C
Quarterly report
for entities admitted
on the basis of commitments
Introduced 31/3/2000. Amended 30/9/2001, 24/10/2005.
Name of entity
REVA Medical, Inc.

ABN	Quarter ended (“current quarter”)
ARBN 146 505 777	31 March 2011

Consolidated statement of cash flows

	Current Quarter	Year to date
Cash flows related to operating activities	(Q1)	(3 months)
	$’000 USD	$’000 USD

1.1 Receipts from customers	0	0
1.2 Payments for (a) staff costs	(1,551)	(1,551)
(b) advertising and marketing	0	0
(c) research and development	(1,507)	(1,507)
(d) leased assets	0	0
(e) other working capital	(766)	(766)
1.3 Dividends received	0	0
1.4 Interest and other items of a similar nature received	136	136
1.5 Interest and other costs of finance paid	0	0
1.6 Income taxes paid	0	0
1.7 Other (provide details if material)	282	282

Net operating cash flows	(3,406)	(3,406)

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 1

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

	Current Quarter	Year to date
	(Q1)	(3 months)
	$’000 USD	$’000 USD

1.8 Net operating cash flows (carried forward)	(3,406)	(3,406)

Cash flows related to investing activities
1.9 Payment for acquisition of:
(a) businesses (item 5)	0	0
(b) equity investments	0	0
(c) intellectual property	0	0
(d) physical non-current assets	(187)	(187)
(e) other non-current assets	0	0
1.10 Proceeds from disposal of:
(a) businesses (item 5)	0	0
(b) equity investments	0	0
(c) intellectual property	0	0
(d) physical non-current assets	7	7
(e) other non-current assets	0	0
1.11 Loans to other entities	0	0
1.12 Loans repaid by other entities	0	0
1.13 Other (provide details if material)	0	0

Net investing cash flows	(180)	(180)

1.14 Total operating and investing cash flows	(3,586)	(3,586)

Cash flows related to financing activities
1.15 Proceeds from issues of shares, options, etc.	5	5
1.16 Proceeds from sale of forfeited shares	0	0
1.17 Proceeds from borrowings	0	0
1.18 Repayment of borrowings	0	0
1.19 Dividends paid	0	0
1.20 Other (2010 capital raising costs)	(432)	(432)

Net financing cash flows	(427)	(427)

Net increase (decrease) in cash held	(4,013)	(4,013)

1.21 Cash at beginning of quarter/year to date	81,747	81,747
1.22 Exchange rate adjustments to item 1.20	0	0

1.23 Cash at end of quarter	77,734	77,734

+ See chapter 19 for defined terms.

Appendix 4C Page 2	24/10/2005

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

Payments to directors of the entity and associates of the directors
Payments to related entities of the entity and associates of the related entities

		Current Quarter (Q1) $’000 USD

1.24	Aggregate amount of payments to the parties included in item 1.2	122

1.25	Aggregate amount of loans to the parties included in item 1.11	0

1.26	Explanation necessary for an understanding of the transactions

Australian Director fees (2 non-executive directors)	20

U.S Director fees (3 non-executive directors)	27

U.S. Director salary (1 executive director)	75

Non-cash financing and investing activities
2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows
N/A
2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest
N/A
Financing facilities available
Add notes as necessary for an understanding of the position. (See AASB 1026 paragraph 12.2).

		Amount available $’000 USD	Amount used $’000 USD

3.1	Loan facilities	0	0

3.2	Credit standby arrangements	0	0

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 3

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.		Current Quarter (Q1) $’000 USD	Previous Quarter (Q4) $’000 USD

4.1	Cash on hand and at bank	139	62

4.2	Deposits at call	77,595	81,685

4.3	Bank overdraft	0	0

4.4	Other (provide details)	0	0

	Total: cash at end of quarter (item 1.23)	77,734	81,747

Acquisitions and disposals of business entities

		Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))

5.1	Name of entity	N/A	N/A

5.2	Place of incorporation or registration

5.3	Consideration for acquisition or disposal

5.4	Total net assets

5.5	Nature of business

Compliance statement
1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement does give a true and fair view of the matters disclosed.

Sign here:	/s/ Katrina L. Thompson	Date: 29 April 2011

(Chief Financial Officer/Company Secretary)
Print name: Katrina L. Thompson

+ See chapter 19 for defined terms.

Appendix 4C Page 4	24/10/2005

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

Notes
1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 1026: Statement of Cash Flows apply to this report except for the paragraphs of the Standard set out below.

•	6.2	- reconciliation of cash flows arising from operating activities to operating profit or loss
•	9.2	- itemised disclosure relating to acquisitions
•	9.4	- itemised disclosure relating to disposals
•	12.1(a)	- policy for classification of cash items
•	12.3	- disclosure of restrictions on use of cash
•	13.1	- comparative information
3.	Accounting Standards. ASX will accept, for example, the use of International Accounting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 5